                                                                  Exhibit 23.1.6

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Registration Statement on Form S-1 of our report dated June 12, 1996, on our audits of the financial statements of Sun Automotive Group. We also consent to the reference to our firm under the caption "Experts".

                                          /s/ Coopers & Lybrand L.L.P.
                                          Coopers & Lybrand L.L.P.


Phoenix, Arizona
October 3, 1996